CONVERTIBLE LOANS (Schedule of Convertible Components) (Details) - Convertible loans [Member] - $ / shares		Jul. 02, 2018	Dec. 31, 2017
Disclosure of detailed information about borrowings [line items]
Price per share	[1]	$ 865	$ 908.78
Volatility		62.00%	55.00%
Probability of entering Phase 2b/3			70.00%
Probability for IPO		100.00%	85.00%

[1]	The price per share as of July 2, 2018 was based on quoted price on Nasdaq before the shares split. As of December 31, 2017, the valuation of the Company's financial liabilities was based on the market approach by using the price per share, prior to IPO split, of $908.78 per preferred B share as a basis for the fair market value. Immediately prior to the IPO, the fair value measurement of the preferred shares and the convertible loan was based upon the fair value of the Company's share (the IPO price) only, which represents a level 1 measurement, while the Fair value of the warrants to ordinary shares represent a level 3 measurement.